Supplement dated September 15, 2022

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus
dated May 1, 2022, as supplemented, for

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

and the Prospectus and Updating Summary Prospectus dated May 1, 2022, as supplemented, for

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective July 1, 2022, the following replaces the information in the fee table for the MML Strategic Emerging Markets Fund in Appendix A of the above-referenced prospectuses:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.25%(2)	–8.06%	9.76%	4.11%

(2) These Funds, and their investment advisers, have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the fund’s total current expenses for Policy Owners and will continue past the current year.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Administrative Office at (800) 665-2654, 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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